Exhibit 10 (a)























                         EXECUTIVE EMPLOYMENT AGREEMENT


                        FIRST CHESTER COUNTY CORPORATION

                    THE FIRST NATIONAL BANK OF CHESTER COUNTY

                                       and

                             JOHN A. FEATHERMAN, III













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
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                                                  TABLE OF CONTENTS

                                                                                                               Page
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1.       Employment.......................................................................................................2
         ----------


2.       Term.............................................................................................................2
         ----


3.       Compensation.....................................................................................................2
         ------------


4.       Position and Responsibilities....................................................................................3
         -----------------------------


5.       Termination......................................................................................................4
         -----------


6.       Indemnification.................................................................................................12
         ---------------


7.       Expenses and Automobile.........................................................................................12
         -----------------------


8.       Restrictive Covenant............................................................................................12
         --------------------


9.       Binding Effect..................................................................................................13
         --------------


10.      Notice..........................................................................................................13
         ------


11.      Waiver of Breach................................................................................................13
         ----------------


12.      Vested Benefits.................................................................................................13
         ---------------


13.      Savings Clause..................................................................................................14
         --------------


14.      Governing Law...................................................................................................14
         -------------


15.      Entire Agreement; Modification..................................................................................14
         ------------------------------


EXHIBIT "A"..............................................................................................................16


                              EMPLOYMENT AGREEMENT
                              --------------------


     THIS EMPLOYMENT AGREEMENT made this 13th day of November, 2003, by and between FIRST CHESTER COUNTY CORPORATION, a Pennsylvania business corporation, and THE FIRST NATIONAL BANK OF CHESTER COUNTY, a wholly-owned subsidiary of First Chester County Corporation and a national banking association with its principal offices located at 9 North High Street, West Chester, Pennsylvania (hereinafter individually referred to as "Corporation" and "Bank" respectively, and collectively referred to as "FNB") and JOHN A. FEATHERMAN, III of West Chester, Pennsylvania (hereinafter referred to as "Featherman").

                                    RECITALS

     Featherman is presently a member of the Board of Directors of the Corporation and the Bank. Featherman's leadership skills and services have constituted a major factor in the successful growth and development of FNB.

     FNB recognizes that Featherman's contributions have been substantial and meritorious and, as such, Featherman has demonstrated unique qualifications to act in an executive capacity for FNB.

     FNB desires to employ and retain the experience and financial ability and services of Featherman as Chairman of the Board of Directors and Chief Executive Officer from the effective date hereof and to prevent any other business in competition with FNB from securing the benefit of his services, background and expertise in the banking business.

     The terms, conditions and undertakings of this Agreement were submitted to and duly approved and authorized by the Boards of Directors of both the Corporation and the Bank at separate meetings.

                                  WITNESSETH:

     NOW,THEREFORE, in consideration of the foregoing recitals, which are hereby incorporated by reference, and intending to be legally bound hereby, the parties hereto agree as follows:

1.   Employment.
     ----------

     FNB hereby employs Featherman as Chairman of the Board and Chief Executive Officer of the Corporation and of the Bank, and Featherman hereby accepts such employment, under and subject to the terms and conditions set forth herein.

2.   Term.
     ----

     Subject to the provisions for termination of this Agreement provided herein, the term of this Agreement shall be for a period commencing November 13, 2003, and terminating December 31, 2006 (the "Term"). Thereafter, the Term shall be extended automatically for a one year term, year to year, unless either of the following two conditions is met: (a) FNB or Featherman give written termination notice pursuant to Paragraph 6 hereof, or (b) FNB or Featherman agree to a mutually acceptable date on which to terminate this Agreement

3.   Compensation.
     ------------

     During the Term, FNB shall pay Featherman a salary (the "Compensation") and provide Featherman with life, health and disability insurance coverage, retirement benefits, vacations, bonuses, and other benefits (the "Benefits"), the amounts and nature of which shall be fixed by the Boards of Directors of the Corporation and the Bank from time to time and set forth on the attached Exhibit "A"; provided, however, that in no event shall Featherman's Compensation be less than one hundred percent (100%) of the Compensation set forth on Exhibit "A" and in no event shall Featherman's Benefits be less than or materially different from the Benefits he is to receive as of the date of this Agreement.

4.   Position and Responsibilities.
     -----------------------------

     (a) Position and Duties. Featherman shall be employed as the Chairman of the Board of Directors and Chief Executive Officer of the Corporation and of the Bank, and except as set forth in this Agreement shall continue to serve as the Chairman of the Board of Directors and Chief Executive Officer of the Corporation and of the Bank throughout the entire Term. In no event shall Featherman be employed by the Corporation or the Bank during any calendar year subsequent to 2003 at a lower position or rank or with substantially diminished authority or responsibilities, and any such diminution in position or authority shall be considered a breach of this Agreement. Featherman shall diligently, efficiently and effectively perform such duties as shall be reasonably assigned to him, which shall consist of the general and active management of the business of FNB and such other duties of supervision and management as are generally vested in the office of Chief Executive Officer of a corporation or as are described in job descriptions reasonably established by the Board of Directors of the Corporation or the Bank for such offices. During the Term, Featherman shall devote substantially all of his time, attention, knowledge and skills to the business and interests of FNB. The foregoing sentence shall not be construed to prevent Featherman from making investments or participating in other non-competing businesses, enterprises or charitable or educational organizations, provided that he does not become engaged in any such activity to an extent which materially interferes with his ability to discharge his duties and responsibilities to FNB. Featherman shall at all times during the Term refrain from doing any act, disclosing any information or making any statements to any person other than officers of FNB which may result in the disclosure of confidential information or adversely affect the good reputation of FNB in the community or which might adversely affect the professional or business relationship between FNB and any business, depositor, borrower or any other person with whom FNB is doing business or is contemplating doing business.

     (b) Office and Support. FNB shall provide Featherman with an office, secretarial assistance and such other facilities and support services as shall be suitable to Featherman's position and responsibilities as set forth above and as may be necessary to enable Featherman to perform such duties effectively and efficiently.

     (c) Location of Office. In connection with Featherman's employment by the Corporation and the Bank, Featherman shall maintain his office at the principal executive offices of FNB located at 9 North High Street, West Chester, Pennsylvania, or at such other FNB office as the Board of Directors of the Corporation and/or the Bank may select within the immediate vicinity of West Chester, Pennsylvania.

5.   Termination.
     -----------
     (a) Death. If Featherman dies during his employment hereunder, his Compensation and Benefits hereunder shall terminate, and his bonus (if any) shall be prorated as of the last day of the month which is the third month after the month in which he dies.

     (b) Disability. If Featherman shall become disabled (as determined by FNB's insurance carrier or a physician of its choice) during the Term, then from and after the date upon which it is determined that Featherman became disabled and until such time as Featherman returns to the full time employment at FNB, he shall not receive his Compensation and Benefits, but shall only be entitled to receive disability benefits as are provided under the disability insurance and salary continuation policy covering Featherman which is maintained in force by FNB at the time such disability occurs. FNB shall maintain a disability insurance policy or a salary continuation policy covering Featherman during the entire Term, and FNB shall not cause or suffer any termination, lapse, suspension or modification of any of such policies or any reductions in the amounts of coverage provided thereunder without first giving Featherman at least thirty (30) days prior written notice thereof

     (c) For Cause. The Board of Directors of the Corporation or the Bank may terminate this Agreement at any time, "For Cause", if Featherman is convicted of a crime which is a felony under the laws of the state in which he is prosecuted for such crime and which involves theft, embezzlement, breach of fiduciary duty, or any similar crime involving moral turpitude, or if he breaches any material provision of this Agreement or substantially fails to provide the services which are required of him under the terms of this Agreement. However, prior to terminating this Agreement by reason of Featherman's failure to provide services hereunder or his breach of any provision of this Agreement, the Board of Directors of the Corporation or the Bank shall first give Featherman written notice specifically identifying the manner in which Featherman has breached the terms of this Agreement and the approximate date or dates on which such violations have occurred. Featherman shall have thirty (30) days from his receipt of such notice within which to cure or correct the effects of such breach and to report in writing to the Boards of Directors of the Corporation and the Bank all steps which he has taken to cure such breach. If Featherman shall not have corrected or cured such breach or diligently taken all steps which are necessary to do so within the said thirty (30) day period, the Board of Directors of the Corporation or the Bank may terminate this Agreement immediately upon giving Featherman written notice of such termination on or after the 31st day following the date on which notice of the breach was delivered to Featherman. If the breach asserted by the Board of Directors of the Corporation or the Bank is, because of its nature, incapable of being corrected or cured, then such breach shall not be cause for termination of this Agreement unless such breach shall be deemed to have caused FNB significant and irreparable harm in the opinion of a majority of all of the members of the Board of Directors of the Corporation or the Bank. Any such decision rendered by the Board of Directors of the Corporation or the Bank which reasonably determines that such breach has caused significant or irreparable harm to FNB shall be final, binding and conclusive for purposes of this Agreement and shall not be subject to challenge by Featherman. If such breach is not deemed to have caused FNB significant and irreparable harm, then this Agreement may not be terminated by reason thereof, but any future breach of a similar nature shall be cause for immediate termination by the Board of Directors of the Corporation or the Bank upon giving Featherman written notice thereof. If this Agreement is terminated by FNB for cause pursuant to this paragraph (c), then FNB shall be under no obligation to provide Compensation or Benefits to Featherman following the effective date of such termination, except for such Compensation and Benefits which have accrued and which have not been paid or provided as of the effective date of such termination.

     (d) Removal Without Cause. The Corporation or the Bank shall have the right at any time, upon written notice to Featherman, to terminate , "without cause", the employment of Featherman hereunder. If such termination by the Corporation or the Bank is not by reason of death, disability or For Cause pursuant to this
Section 5, FNB shall be obligated to continue to pay the Compensation and provide the Benefits to Featherman for the remainder of the Term or for one year, whichever is longer, at the rates, times and intervals at which such Compensation and Benefits are being paid or provided as of the date on which FNB terminates the employment of Featherman.

     (e) Breach by FNB. If FNB breaches any provision of this Agreement (specifically including, but not limited to, substantial diminution in the position and authority of Featherman as set forth in Section 4 hereof), Featherman shall have the right to leave the employment of FNB. Thereafter, he shall be under no obligation to perform his duties hereunder and shall have no further liability or obligations under any provision of this Agreement. In such event, however, FNB shall be obligated to continue to pay the Compensation and provide the Benefits to Featherman for the remainder of the Term or for one year, whichever is longer, at the rates, times and intervals at which such Compensation and Benefits are being paid and provided on the date on which FNB commits a breach of this Agreement.

     (f) By Featherman. Featherman may terminate this Agreement at anytime during the Term for any reason, by giving the Boards of Directors of the Corporation and the Bank ninety (90) days prior written notice of the date of such proposed termination. If Featherman terminates this Agreement pursuant to this paragraph (f), FNB shall be under no obligation to pay any Compensation or provide any Benefits to Featherman following the effective date of such termination, except that FNB shall remain liable to pay the Compensation and Benefits which have accrued but which remain unpaid or unfurnished as of the effective date of such termination.

     (g) At End of Term. If FNB terminates Featherman's employment hereunder as of the end of the Term or any extension thereof, FNB shall be obligated, as severance payments, to continue to pay the Compensation and provide the Benefits to Featherman for a period of one year after such termination at the rates, times and intervals at which such Compensation and Benefits are being paid or provided as of the date on which FNB terminates the employment of Featherman.

     (h) Termination After a Change of Control. If Featherman's employment is terminated (i) by the Corporation or the Bank and such termination is not by reason of death, disability or For Cause as set forth in this Section 6, (ii) or by Featherman pursuant to Section 6(f) of this Agreement, and such termination is within two years after a "Change of Control", then the Corporation and the Bank shall be obligated, jointly and severally, to continue to provide Featherman with the Compensation and Benefits provided for herein for the longer of the remainder of the Term or for two years after such termination. Such Compensation and Benefits shall be paid and provided at the rate, times and intervals at which such compensation and benefits were paid or provided on the date of such termination of Featherman's employment.

     (i) Change of Control. For the purposes of this Agreement, "Change of Control" shall mean any of the following events:

         (i) any person (as such term is used in Rule 13d-5  under the  Exchange
         Act) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), becomes the beneficial owner of 15% or more of the Common Stock or of securities of the Corporation or the Bank that are entitled to vote generally in the election of directors of the Corporation or the Bank ("Voting Securities") representing 15% or more of the combined voting power of all Voting Securities of the Corporation or the Bank.

         (ii) individuals who, as of the date of this Agreement, constitute the Board of Directors (the "Incumbent Directors") cease for any reason to constitute a majority of the members of the Board of Directors; provided that any individual who becomes a director after the date of this Agreement whose election or nomination for election by the Corporation or the Bank's shareholders was approved by a majority of the members of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the directors of the Corporation or the Bank (as such terms are used in Rule 14a-11 under the Exchange Act), "tender offer" (as such term is used in Section 14(d) of the Exchange Act) or a proposed Merger (as defined below)) shall be deemed to be members of the Incumbent Board; or

         (iii) approval by the stockholders of the Corporation or the Bank of either of the following:

               (1) a merger, reorganization, consolidation or similar transaction (any of the following, a "Merger") as a result of which the persons who were the respective beneficial owners of the outstanding Common Stock and Voting Securities of the Corporation or the Bank immediately before such Merger are not expected to beneficially own, immediately after such Merger, directly or indirectly, more than 60% of, respectively, the common stock and the combined voting power of the Voting
               Securities of the corporation resulting from such Merger in substantially the same proportions as immediately before such Merger, or

               (2) a plan of liquidation of the Corporation or the Bank or a plan or agreement for the sale or other disposition of all or substantially all of the assets of the Corporation or the Bank. Notwithstanding the foregoing, there shall not be a Change in Control if, in advance of such event, Featherman agrees in writing that such event shall not constitute a Change in Control

     (j) Ceiling on Benefits. Under the "golden parachute" rules in the Internal Revenue Code (the "Code") Featherman will be subject to a 20% excise tax (over and above regular income tax) on any "excess parachute payment" that Featherman receives following a Change in Control, and FNB will not be permitted to deduct any such excess parachute payment. Very generally, compensation paid to Featherman that is contingent upon a Change in Control will be considered a "parachute payment" if the present value of such consideration equals or exceeds three times Featherman's average annual compensation from FNB for the five years prior to the Change in Control. If payments are considered "parachute payments," then all such payments to Featherman in excess of his base annual compensation will be considered "excess parachute payments" and will be subject to the 20% excise tax imposed under Section 4999 of the Code.

     For example, if Featherman's base annual compensation were $100,000, Featherman could receive $299,000 following a Change in Control without payment of any excise tax. If Featherman received $301,000 in connection with a Change in Control, however, the entire $301,000 would be considered a parachute payment and $201,000 of this amount would be considered an excess parachute payment subject to excise tax.

     In order to avoid this excise tax and the related adverse tax consequences for FNB, by signing this Agreement, Featherman agrees that the compensation and benefits payable to him under this Agreement after termination of his employment will in no event exceed the maximum amount that can be paid to him without causing any portion of the amounts paid or payable to him by FNB following a Change in Control, whether under this Agreement or otherwise, to be considered an "excess parachute payment" within the meaning of Section 280G(b) of the Code.

     If FNB believes that these rules will result in a reduction of the payments to which Featherman is entitled under this Agreement, it will so notify Featherman within 60 days following delivery of the notice of termination. If Featherman wishes to have such determination reviewed, he may, within 30 days of the date he is notified of a reduction of payments, ask that FNB retain, at its expense, legal counsel, certified public accountants, and/or a firm of recognized executive compensation consultants (an "Outside Expert") to provide an opinion concerning whether, and to what extent, Featherman's termination compensation and benefits must be reduced so that no amount payable to Featherman by FNB (whether under this Agreement or otherwise) will be considered an excess parachute payment.

     The Outside Expert will be as mutually agreed by Featherman and FNB, provided that they we are not able to reach a mutual agreement, FNB will select an Outside Expert, Featherman will select an Outside Expert, and the two Outside Experts will select a third Outside Expert to provide the opinion required under this Section. The determination of the Outside Expert will be final and binding, subject to any contrary determination made by the Internal Revenue Service.

     If FNB believes that Featherman's termination compensation and benefits will exceed the limitation contained in this Section, it will nonetheless make payments to Featherman, at the times stated above, in the maximum amount that it believes may be paid without exceeding such limitation. The balance, if any, will then be paid after the opinion of the Outside Expert has been received.

     If the amount paid to Featherman by FNB following a Change in Control is ultimately determined, pursuant to the opinion of the Outside Expert or by the Internal Revenue Service, to have exceeded the limitation contained in this Section, the excess will be treated as a loan to Featherman by FNB and will be repayable on the 90th day following demand by FNB, together with interest at the "applicable federal rate" provided in Section 1274(d) of the Code.

     If the provisions of Sections 280G and 4999 of the Code are repealed without successor provisions, this Section will be of no further force or effect.

6. Indemnification.
   ---------------

     FNB agrees to indemnify Featherman to the maximum extent permitted under applicable law for any liability incurred by Featherman in his capacity as an officer or director of FNB. Such right or rights of indemnification which Featherman shall have as set forth herein or in the By-laws of the Corporation or the Bank as of the date Featherman's employment hereunder is terminated shall survive such termination. FNB shall obtain directors' and officers' liability insurance with coverage relating to all acts and omissions alleged to have occurred during the Term of this Agreement.

7. Expenses and Automobile.
   -----------------------

     Featherman is authorized to incur reasonable expenses for promoting the business of FNB, including expenses for travel, entertainment and similar items on behalf of FNB business. FNB shall reimburse Featherman for all such expenses upon the presentation by Featherman, from time to time, of an itemized account of such expenditures. In addition, FNB shall provide Featherman with an
automobile  for  his  use  during  the  Term  of  this  Agreement.   .........8.
Restrictive Covenant.

     During the Term of this Agreement and for a period of one (1) year thereafter, Featherman shall not, directly or indirectly, be employed by any other bank or financial institution doing business in Chester County, Pennsylvania; provided, however, that if Featherman terminates this Agreement by reason of a breach of this Agreement by FNB or if Featherman's employment is terminated due to a change of control, this restrictive covenant shall be null and void and Featherman shall be entitled to be employed by any bank or financial institution doing business in Chester County, Pennsylvania or in any other location.

9. Binding Effect.
   --------------

     This Agreement shall inure to the benefit of and be binding upon FNB, its successors and assigns, including, without limitation, any person, partnership, company or corporation which may acquire all or substantially all of the assets or business of FNB or into which FNB may be liquidated, consolidated, merged or otherwise combines, regardless of the identity or form of the surviving entity, and shall inure to the benefit of and be binding upon Featherman, his heirs, and personal representatives.

10. Notice.
    ------

     Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by registered mail, return receipt requested, correctly addressed to Featherman's residence, in the case of Featherman, or to its principal office, in the case of FNB. Copies of all such notices shall simultaneously be personally delivered or sent by United States first class mail, postage prepaid, to Patricia A. Gritzan, Esq., Saul Ewing LLP, 1500 Market Street, Centre Square West, 38th Floor, Philadelphia, PA 19102.

11. Waiver of Breach.
    ----------------

     Waiver by either party of the breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

12. Vested Benefits.
    ---------------

     This Agreement shall not limit or in any way affect any benefits which Featherman may be entitled to receive under FNB's pension plan or any other benefits in which Featherman has a vested interest as of the date of this Agreement.

13. Savings Clause.
    --------------

     Should any provision contained herein be determined by decree of court or other judicial body to be illegal or unenforceable, such provision shall be considered null and void and the remainder of this Agreement shall remain in full force and effect and shall be construed without reference to any such provision. Nevertheless, it is the intention of the parties hereto that any such invalid or unenforceable provision shall, if possible, be construed and enforced in such a manner as to make the same valid and enforceable under applicable law and consistent with the reasonable intention of the parties as expressed in such provision.

14. Governing Law.
    -------------

     Questions pertaining to the validity, construction and administration of this Agreement shall be determined in accordance with the laws of the Commonwealth of Pennsylvania.

15. Entire Agreement; Modification.
    ------------------------------

     This Agreement constitutes the entire understanding and agreement between the parties hereto with regard to the subject matter hereof, and there are no other agreements, conditions, representations or understandings, oral or written, expressed or implied, with regard to the subject of this Agreement. This Agreement may be amended or modified only by a written instrument executed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written. WITNESS: THE FIRST NATIONAL BANK OF CHESTER COUNTY


/s/ Carolyn Boyer                           By: /s/ David L. Peirce
------------------------------------           ------------------------
                                            David L. Peirce, Director
                                            Personnel & Compensation Committee



ATTEST:                                     FIRST CHESTER COUNTY CORPORATION


/s/ Carolyn Boyer                           By: /s/ David L. Peirce
------------------------------------            -----------------------
                                            David L. Peirce
                                            First Vice Chairman


WITNESS:


/s/ Carolyn Boyer                           /s/ John A. Featherman, III
------------------------------------        ------------------------------------
                                            John A. Featherman, III